UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material under Rule 14a-12

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: ________________________
(2) Aggregate number of securities to which transaction applies: ________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________
(4) Proposed maximum aggregate value of transaction: ________________________
(5) Total fee paid: ________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid: ________________________
(2) Form, Schedule or Registration Statement No.: ________________________
(3) Filing Party: ________________________
(4) Date Filed: ________________________

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.
13/F, Shenzhen Special Zone Press Tower, Shennan Road,
Futian District, Shenzhen,
People's Republic of China, 518034
(86) 755-8351-0888

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held February 3, 2010

Dear Stockholders:

     You are cordially invited to attend the Special Meeting of Stockholders of China Security & Surveillance Technology, Inc., a Delaware corporation (the “Company”) to be held on Wednesday, February 3, 2010 at 10:30 a.m., local time, at 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, People’s Republic of China, 518034 (the “Meeting”). Our board of directors has called the Meeting. At the Meeting, you will be asked to consider and vote upon the following matter, which is described in more detail in the accompanying proxy statement:

  A proposal to approve an amendment to the Company’s 2007 Equity Incentive Plan to increase the number of shares of common stock issuable thereunder from 8,000,000 to 12,000,000, and to extend the term of the Plan to February 7, 2017 (the “Plan Amendment Proposal”).

     Our board of directors unanimously recommends that you approve the Plan Amendment Proposal.

     If you owned our common stock at the close of business on January 5, 2010, you may attend and vote at the meeting. A list of stockholders eligible to vote at the meeting will be available for review at the meeting or during our regular business hours at our headquarters in Shenzhen, China for the ten days prior to the Meeting for any purpose related to the Meeting.

     A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. I urge you to review carefully the attached proxy statement, which contains a detailed description of the Plan Amendment Proposal to be voted upon at the Meeting.

     If you plan to attend the Meeting, please mark the accompanying proxy card in the space provided and return it to us, or notify us of your intention via the internet as directed on the proxy card. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the Meeting, please ask the broker, trust, bank, or other nominee that holds your shares to provide you with evidence of your share ownership. This will enable you to gain admission to the Meeting.

     Your vote is important. Whether or not you plan to attend the Meeting, I hope that you will vote as soon as possible. You may vote your shares by completing, signing and returning the accompanying proxy card or casting your vote via a toll-free telephone number or over the Internet.

1

You do not need to affix postage to the enclosed reply envelope if you mail it within the United States. Any stockholder attending the Meeting may vote in person, even if you have already returned a proxy card or voting instruction card.

Sincerely,

/s/ Samuel Lo
Samuel Lo
Secretary

2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL STOCKHOLDER MEETING TO BE HELD ON FEBRUARY 3, 2010

This Notice and Proxy Statement are available online at the website provided on your proxy card.

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.
13/F, Shenzhen Special Zone Press Tower, Shennan Road,
Futian District, Shenzhen,
People's Republic of China, 518034

__________

PROXY STATEMENT

Special Meeting of Stockholders
To Be Held on February 3, 2010
__________

     This proxy statement contains information related to the special meeting of stockholders of China Security & Surveillance Technology, Inc. and any adjournments or postponements thereof. This proxy statement and the accompanying form of proxy are first being mailed to our holders of common stock, $0.0001 par value (the “Common Stock”) on or about January 8, 2010. Our principal executive offices are located at 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, People’s Republic of China, 518034. Unless the context requires otherwise, references to the “Company,” “we,” “us” or “our” in this proxy statement refer to China Security & Surveillance Technology, Inc. and its subsidiaries.

QUESTIONS AND ANSWERS

     The following is qualified in its entirety by the more detailed information contained in this proxy statement. The following questions and answers are provided for your convenience and briefly address some commonly asked questions about the special meeting. These questions and answers may not address all questions that may be important to you as a stockholder. Stockholders are urged to read carefully this proxy statement in its entirety.

Q:	When and where is the special meeting?

A:

The special meeting will be held on Wednesday, February 3, 2010 at 10:30 a.m., local time, at 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, People’s Republic of China, 518034.

Q:	What is the purpose of the special meeting?

A:

At the special meeting, our stockholders will consider and act upon a proposal to approve an amendment to the Company’s Amended and Restated 2007 Equity Incentive Plan (the “Plan”) to increase the number of shares of the Common Stock issuable thereunder from 8,000,000 to 12,000,000, and to extend the term of the Plan to February 7, 2017. We refer to this proposal in this proxy statement as the “Plan Amendment Proposal.”

Q:	Who is entitled to vote at the special meeting?

A:

All stockholders who owned our Common Stock at the close of business on the record date, January 5, 2010, are entitled to notice of the special meeting and to vote the Common Stock that they held at the close of business on the record date at the special meeting, or any adjournments or postponements thereof. These stockholders are entitled to one vote for each Common Stock they held on the record date.

Q:	What constitutes a quorum for the special meeting?

A:

The presence, in person or by proxy, of the holders of a majority of our outstanding Common Stock on the record date is necessary to constitute a quorum, allowing us to conduct the proposed business at the special meeting. Your Common Stock will be counted as present at the special meeting if you are present and vote in person at the meeting, vote by following the Internet instructions on the proxy card or have properly submitted a proxy card.

Abstentions and broker non-votes will count as present for purposes of establishing a quorum. A “broker non-vote” occurs with respect to a proposal when a broker who holds Common Stock in street name for customers does not vote on the proposal because no instruction from the beneficial owner is received. Absent instructions from you, your broker will not be permitted to vote your shares of Common Stock on the Plan Amendment Proposal.

Q:	How do I vote?

A:

After you read and carefully consider the information contained or incorporated by reference in this proxy statement, please mail your completed, signed and dated proxy card in the enclosed postage- paid return envelope as soon as possible so that your Common Stock may be represented at the special meeting. You may also vote by following the Internet instructions on the proxy card, by calling the telephone number provided on the proxy card or by attending the special meeting and voting your Common Stock in person. If you plan to attend the special meeting and wish to vote in person, we will give you a ballot at the meeting. However, if your shares are held in the name of a broker, you must obtain from the firm an account statement, letter or other evidence satisfactory to us of your beneficial ownership of the Common Stock. Even if you plan to attend the special meeting, your plans may change, so we recommend that you complete, sign and return your proxy card or vote by following the Internet instructions on the proxy card or by calling the toll-free telephone number provided on the proxy card in advance of the special meeting.

Q:	May I change my vote after returning a proxy card or voting by Internet or Telephone?

A:

Yes. To change your vote after you have submitted your proxy card, deliver to our Secretary, on or before the business day prior to the special meeting, a later-dated, signed proxy card or attend the special meeting and vote in person. You may also revoke your proxy by delivering, on or before the business day prior to the special meeting, a notice of revocation to our Secretary at the address set forth in the notice of the special meeting. Please note that attendance at the special meeting will not by itself revoke a previously granted proxy. To change your vote after you have voted by Internet, you may vote again by following the procedures for Internet voting. The last known vote in the Internet voting system as of the close of business on February 2, 2010 will be counted. To change your vote after you have voted by telephone, you may vote again by following the procedures for telephone voting. The last know vote in the telephone system as of the close of business on February 2, 2010 will be counted.

Q:	How do I vote my Common Stock if they are held in “street name”?

A:

Your broker will not vote your Common Stock unless you provide instructions on how to vote. Please contact your broker if you have not received a request for voting instructions. If you have instructed your broker to vote your shares and wish to change those instructions before the vote at the special meeting, you must follow the directions received from your broker.

Q:	What happens if I do not submit a proxy or vote by Internet or Telephone at the special meeting?

A:

If a stockholder does not submit a proxy or vote by Internet, Telephone or in person at the special meeting, assuming the presence of a quorum, it will not have any effect on the Plan Amendment Proposal because its approval is based on the votes cast, not on the number of outstanding Common Stock.

Q:	What is the recommendation of the board of directors?

A:	The board of directors unanimously recommends that you vote FOR the Plan Amendment Proposal.

Q:	What vote is required to approve the Plan Amendment Proposal?

A:

Approval of the Plan Amendment Proposal requires the affirmative vote of a majority of the votes cast at the special meeting. A properly executed proxy submitted without instructions on how to vote will be voted FOR the Plan Amendment Proposal, unless your proxy is properly revoked. A properly executed proxy submitted and marked “ABSTAIN” will not be voted, although it will be counted for purposes of determining the existence of a quorum. Assuming there is a quorum, abstentions, broker non-votes and the failure by a stockholder to vote at all will not have any effect on the Plan Amendment Proposal because approval is based on the votes cast, not on the number of outstanding Common Stock.

Q:	What happens if the Plan Amendment Proposal is approved?

A:

If the Plan Amendment Proposal is approved, the Plan will be amended to increase the number of shares of Common Stock issuable thereunder from 8,000,000 to 12,000,000, and the term of the Plan will be extended to February 7, 2017.

Q:	What happens if the Plan Amendment Proposal is not approved?

A:

If the Plan Amendment Proposal is not approved, the number of shares of Common Stock issuable under the Plan will remain at 8,000,000 and the term of the Plan will remain fixed at February 7, 2012. As of December 28, 2009, there were 431,878 shares of Common Stock remaining available for issuance under the Plan. All grants made under the Plan are shares of restricted stock with four to five year vesting schedule, approximately 4,700,000 shares of which have not vested as of December 28, 2009. There are no stock options or any other grants outstanding.

Q:	Who is paying for this proxy solicitation?

A:

The expense of preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by us. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them. Your cooperation in promptly completing, signing and dating the enclosed proxy card and returning it in the accompanying envelope or promptly voting by following the Internet instructions on the proxy card will help avoid additional expense.

Q:	Who can I contact if I need additional copies of this proxy statement or additional proxy cards or if I have questions about the special meeting?

A:	Stockholders who need additional copies of this proxy statement or additional proxy cards or who have questions about the special meeting should contact us as follows:

Samuel Lo, our Corporate Secretary, orally by telephoning (+86) 755-8351-0888 or in writing at
China Security & Surveillance Technology, Inc., 13/F, Shenzhen Special Zone Press Tower, Shennan Road,
Futian District, Shenzhen, People's Republic of China, 518034.

THE PLAN AMENDMENT PROPOSAL

Background of the Plan Amendment Proposal

     On December 29, 2009, our Board of Directors, approved an amendment to the Plan, subject to stockholder approval, to increase the number of shares of Common Stock issuable thereunder from 8,000,000 to 12,000,000, and to extend the term of the Plan to February 7, 2017. The amendment to the Plan requires stockholder approval under the rules and regulations of the New York Stock Exchange (“NYSE”). We are now asking you for this approval.

The Plan Amendment Proposal

     At the special meeting, our stockholders will consider and act upon a proposal to approve an amendment to the Plan to increase the number of shares of Common Stock issuable thereunder from 8,000,000 to 12,000,000 and to extend the term of the Plan to February 7, 2017. If the Plan Amendment Proposal is approved, the Plan will be amended to increase the number of shares of Common Stock issuable thereunder from 8,000,000 to 12,000,000 and the term of the Plan will be extended to February 7, 2017. If the Plan Amendment Proposal is not approved, the number of shares of Common Stock issuable under the Plan will remain at 8,000,000 and the term of the Plan will remain fixed at February 7, 2012. As of December 28, 2009, there were 431,878 shares of the Common Stock remaining available for issuance under the Plan. All grants made under the Plan are shares of restricted stock with four to five year vesting schedule, approximately 4,700,000 shares of which have not vested as of December 28, 2009. There are no stock options or any other grants outstanding.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PLAN AMENDMENT PROPOSAL.

Reasons for Board of Directors’ Recommendation

     Our board of directors believes that increasing the total number of shares of Common Stock available for awards under the Plan and extending the term of the Plan is necessary to ensure that a sufficient and reasonable number of shares of Common Stock will be available to fund our compensation programs which are necessary to (i) aid in the retention of key employees who are important to our success, (ii) motivate employee contributions and long-term value through ownership in us, and (iii) align potential increases in compensation to increases in financial results that drive stockholder value. We believe that we will be at a competitive disadvantage in our efforts to attract and retain employees if we do not have the flexibility to issue equity-based compensation awards to targeted individuals.

     In order to facilitate approval of this proposal and address any stockholder concerns regarding the number of shares we intend to grant in a given year, our board of directors commits to our stockholders that for fiscal years 2010, 2011 and 2012, we will not grant during such three fiscal years a number of shares subject to options or other awards to employees (whether under the Plan or other plans not approved by stockholders) such that the average number of shares granted during such three fiscal years maintains a burn rate over the next three fiscal years of equal to or less than the industry mean plus one standard deviation calculated by RiskMetrics Group at the time of the equity proposal. For 2010, this limit is 4.79% of the average number of shares of our common stock that were outstanding at the end of each of the three fiscal years. For purposes of calculating the number of shares granted in a year, stock, restricted stock and an option with an exercise price that is less than the fair market value on the date of grant will count as equivalent to (i) 1.5 option shares if our annual stock price volatility is 53% or higher, (ii) two option shares if our annual stock price volatility is between 25% and 52%, and (iii) four option shares if our annual stock price volatility is less than 25%. In situations where we acquire a company or merge with a company whereby that company does not have an equity incentive plan, it might be necessary to provide equity grants to employees of the acquired or merged company that could in rare instances result in a burn rate that exceeds the burn rate limit.

     Also, to address potential pay for performance concerns, beginning in 2010, tally sheets will be included in the proxy. Historically such benefits as pension plans, deferred compensation plans, perquisites, health and life insurance plans, employment contracts, or severance agreements have not been a part of executive compensation nor is this expected to change in the future. With respect to current plans and policies, there are no severance or change-in-control arrangements that result in cash payments. With respect to a change-in-control, in the event that the successor corporation does not assume or substitute for the award, unless the administrator of the Plan provides otherwise, all unvested shares, stock options, and stock appreciation rights will immediately vest.

     Executive compensation has included market-based salaries and restricted stock grants to emphasize long-term performance. At present, there is no short-term incentive plan or discretionary bonus structure in place. Equity grants comprise a very high percentage of executive compensation, more so than most public companies, underscoring the importance of extending the Plan. Beginning in 2010, these equity grants will be at least 50% performance-based. In other words, at least 50% of each equity award to our executives while have vesting tied to pre-established conditions. These performance conditions, including the performance measures and goals, will be disclosed in future proxy statements.

Summary of the Plan

     The following is a summary description of the Plan. A copy of the Plan, as amended, is attached to this proxy statement as Appendix A. The statements made in this proxy statement with respect to the Plan and the Plan Amendment Proposal should be read in conjunction with, and are qualified in their entirety by reference to, the full text of the Plan, as amended, which is attached hereto as Appendix A. Capitalized terms in this summary that are not defined have the meaning as provided in the Plan.

     Purpose. The purposes of the Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company's business. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares. The Administrator may only award or grant those Awards that either comply with the applicable requirements of Code Section 409A, or do not result in the deferral of compensation within the meaning of Code Section 409A.

     Administration. The Plan is administered by the Board of Directors or a committee. The plan is currently being administered by the Company’s compensation committee. The compensation committee has the authority to determine the specific terms and conditions of all awards granted under the Plan, including, without limitation, the number of shares subject to each award, the price to be paid for the shares and the applicable vesting criteria. The compensation committee has discretion to make all other determinations necessary or advisable for the administration of the Plan.

     Eligibility. Non-qualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     Shares Subject to the Plan. Subject to adjustment as described below, (a) the maximum aggregate number of Shares that may be issued under the Plan is currently eight million (8,000,000) Shares, (b) not more than an aggregate of 8,000,000 Shares is currently available for issuance pursuant to grants of Restricted Stock under the Plan, (c) not more than 2,500,000 Shares (or for Awards denominated in cash, the Fair Market Value of 2,500,000 Shares on the Grant Date), may be made subject to Awards under the Plan to any individual Participant in the aggregate in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Code Section 162(m), and (d) to the extent consistent with Section 422 of the Code, not more than an aggregate of 8,000,000 Shares may currently be issued under Incentive Stock Options.

     As of December 28, 2009, 7,568,122 Shares had been granted under the Plan, leaving 431,878 Shares available for issuance under the Plan. All grants made under the Plan are shares of restricted stock with four to five year vesting schedule, approximately 4,700,000 shares of which has not vested as of December 28, 2009. There are no stock options or any other grants outstanding.

     Vesting and Option Periods. The Administrator, in its sole discretion, may impose conditions on vesting of Shares of Restricted Stock as it may deem advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. All restrictions imposed on Restricted Stock shall lapse and the Period of Restriction shall end upon the satisfaction of vesting conditions imposed by the Administrator. The Administrator may, in its discretion, provide for complete or partial exceptions to an employment restriction as it deems equitable. Unless terminated sooner in accordance with the Plan, each Option shall expire either ten (10) years after the Grant Date, or after a shorter term as may be fixed in the award agreement.

     Transferability. Unless determined otherwise by the Administrator, an Award made under the Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator grants a transferable Award, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

     Option Grants. An option is the right to purchase shares of Common Stock at a future date at a specified price. An option may either be an incentive stock option, as defined in the Code, or a nonqualified stock option. An incentive stock option may not be granted to a person who owns more than 10% of the total combined voting power of all classes of stock unless the exercise price is at least 110% of the fair market value of shares of Common Stock subject to the option (compared to 100% of fair market value for persons holding less than 10%) and such option by its terms is not exercisable after expiration of five (5) years from the date such option is granted. To the extent that the aggregate fair market value (defined for this purpose as the fair market value of the stock subject to the options as of the date of the options) of stock with respect to which incentive stock options first become exercisable in any calendar year exceeds $100,000 (taking into account stock subject to incentive stock options granted under the Plan or any other plan), such options will be treated as nonqualified stock options.

     Full payment to the Company in an amount equal to the exercise price of the options being exercised must be made at the time of such exercise by (i) cash; (ii) check, (iii) to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note, (iv) other Shares, provided Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised, (v) to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, consideration received by the Company under a cashless exercise program, (vi) any combination of the foregoing methods of payment, or (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     Restricted Stock Awards. The Administrator may, in its discretion, award restricted shares to participants having a business relationship with the Company and may determine the number of restricted shares awarded and the terms and conditions of, and the amount of payment, if any, to be made by the recipient for such restricted shares. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. The Administrator, in its sole discretion, may impose such conditions on the vesting of Shares of Restricted Stock as it may deem advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. All restrictions imposed on Restricted Stock shall lapse and the Period of Restriction shall end upon the satisfaction of vesting conditions imposed by the Administrator. The Administrator may, in its discretion, provide for complete or partial exceptions to an employment restriction as it deems equitable.

     During the Period of Restriction, Service Providers holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator determines otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

     Restricted Stock Units. A Restricted Stock Unit is a bookkeeping entry representing an amount equal to the Fair Market Value of one Share. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company. The Administrator may, in its discretion, award Restricted Stock Units to participants having a business relationship with the Company in such number and upon such terms and conditions as determined by the Administrator. Restricted Stock Units are paid out upon the satisfaction of applicable vesting conditions, as determined by the Administrator. The Administrator may, at its discretion, reduce or waive any of the vesting criteria that must be met to receive a payout. The Administrator may, at its discretion, pay Restricted Stock Units in cash, shares or a combination thereof. Restricted Stock Units that are paid in cash will not reduce the number of shares available for issuance under the Plan. On the date set forth in the award agreement, all unearned Restricted Stock Units are forfeited to the Company.

     Stock Appreciation Rights. The Administrator may, in its discretion, award Stock Appreciation Rights, or SARs, to participants having a business relationship with the Company in such number and upon such terms and conditions as determined by the Administrator. The per share exercise price for the exercise of an SAR will be no less that the Fair Market Value per share on the grant date. An SAR will expire upon the date determined by the Administrator, at its discretion, and set forth in the award agreement. Upon exercise of an SAR, the recipient of the SAR is entitled to receive payment in an amount determined by multiplying (i) the difference between the Fair Market Value of a share on the exercise date over the exercise price; times (ii) the number of shares with respect to which the SAR is exercised. At the discretion of the Administrator, the payment upon exercise of an SAR may be in cash, shares of equivalent value or some combination thereof.

     Performance Units and Performance Shares. The Administrator may, in its discretion, award Performance Units or Performance Shares to participants having a business relationship with the Company in such number and upon such terms and conditions as determined by the Administrator. Each Performance Unit will have an initial value established by the Administrator, at its discretion, on or before the grant date; each Performance Share will have an initial value equal to the Fair Market Value of a share on the grant date. The Administrator shall, at its discretion, determine the performance objectives or other vesting provisions which will determine the number or value of the Performance Units or Shares granted. After the applicable Performance Period has ended, and following the determination that the performance objectives were achieved, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the holder over the Performance Period. At the discretion of the Administrator, the payment upon earned Performance Units or Performance Shares may be in cash, shares of equivalent value or some combination thereof. On the date set forth in the award agreement, all unearned or unvested Performance Units or Performance Shares will be forfeited to the Company and again be available for grant under the Plan.

     Adjustments, Dissolution, Liquidation, Merger or Change in Control. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended under the Plan, shall adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award.

     In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

     In the event of a merger or Change in Control, any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

     An Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

     Termination of or Amendments to the Plan. The authority to grant new awards under the Plan will currently terminate on the earlier of the close of business on February 7, 2012, or the date on which all shares available for issuance are granted under the Plan, unless the Plan is terminated prior to that time by the Board of Directors. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted prior to the date of such termination. The Board may at any time amend, alter, suspend or terminate the Plan, provided that the Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

     U.S. Federal Income Tax Consequences. The following discussion is a short summary of the federal income tax consequences relating to awards under the Plan. The discussion is designed to provide a general understanding of our company's interpretation of the federal income tax consequences and does not address any state or local tax consequences. The discussion is limited to the federal income tax consequences for individuals who are U.S. citizens or residents for U.S. federal income tax purposes. The summary does not purport to address all tax considerations that may be relevant. Awards under the Plan are not intended to result in the deferral of compensation within the meaning of Section 409A of the Internal Revenue Code, and this summary is based on the assumption that Section 409A does not apply. Each participant is urged to consult his or her own tax advisor as to the specific tax consequences to such participant of the grant of an award, the vesting or exercise of an award, and the disposition of Common Stock that may be issued pursuant to an award.

     Incentive Stock Options. Generally, a participant will not recognize income upon a grant or exercise of an Incentive Stock Option. At exercise, however, the excess of the fair market value of the shares acquired upon such exercise over the option price is an item of adjustment in computing the participant's alternative minimum taxable income. If the participant holds the stock received upon exercise of an Incentive Stock Option for at least two years from the grant date and one year from the date of exercise, any gain realized on a disposition of the stock is treated as long-term capital gain. If the participant sells the stock received upon exercise prior to the expiration of such periods (a “disqualifying disposition”), the participant will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the fair market value of such stock on the exercise date over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the exercise date will be short-term capital gain.

     Our Company is not entitled to a tax deduction as the result of the grant or exercise of an incentive stock option. If the participant has ordinary income as compensation as a result of a disqualifying disposition, our company is entitled to a deduction at the same time equal to the amount of ordinary income realized by the participant, assuming the deduction is allowed by Section 162(m) of the Internal Revenue Code.

     Nonqualified Stock Options. Generally, a participant will not recognize income, and our company is not entitled to a deduction, upon a grant of a Nonqualified Stock Option. On exercise, a participant will recognize as ordinary income the difference between the exercise price and the fair market value of the shares on the exercise date, unless the shares are subject to any restrictions on the participant's ownership or disposition thereof. At the time the participant recognizes income, our company is entitled to a deduction at the same time equal to the amount of ordinary income realized by the participant, assuming the deduction is allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of the shares acquired by exercise of the Option, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

     Stock Appreciation Rights. Generally, a participant will not recognize income, and our company is not entitled to a deduction, upon a grant of a Stock Appreciation Right. When a participant exercises a Stock Appreciation Right, the amount of cash and the fair market value of the shares received will be ordinary income to the participant and will be deductible by our company to the extent allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of any shares acquired by exercise of a Stock Appreciation Right, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

     Restricted Stock. Generally, a participant will not recognize income, and our company is not entitled to a deduction, upon a grant of Restricted Stock. A participant may make an election under Section 83(b) of the Internal Revenue the Code to be taxed on the difference between the purchase price of the award and the fair market value of the award on the grant date.

     Otherwise, upon the lapse of restrictions on Restricted Stock, the participant generally recognizes ordinary compensation income equal to the fair market value of the shares as of the delivery date or release less the purchase price (if any) paid by the participant. When the participant recognizes ordinary income, the amount recognized by the participant will be deductible by our company to the extent allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of any shares acquired through Restricted Stock awards, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

     Restricted Stock Units. Generally, a participant will not recognize income, and our company is not entitled to a deduction, upon a grant of Restricted Stock Units. Upon the delivery to the participant of common shares or cash in respect of Restricted Stock Units, the participant generally recognizes ordinary compensation income equal to the fair market value of the shares as of the date of delivery or the cash amount less the purchase price (if any) paid by the participant. When the participant recognizes ordinary income, the amount recognized by the participant will be deductible by our company to the extent allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of any shares acquired through a Restricted Stock Unit award, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

     Performance Units and Performance Share Awards. Generally, a participant will not recognize income, and our company is not entitled to a deduction, upon a grant of a Performance Unit or a Performance Share award. Generally, at the time a Performance Unit or Performance Share award is settled, following the determination that the performance targets have been achieved, the fair market value of the stock delivered on that date, plus any cash that is received, constitutes ordinary income to the participant, and, provided the requirements of Section 162(m) of the Internal Revenue Code are met, our company is entitled to a deduction for that amount. Upon disposition of any shares acquired through a Performance Unit or Performance Share Award, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

     Withholding. Our Company generally must collect and pay withholding taxes upon the exercise of a Nonqualified Stock Option or Stock Appreciation Right, upon the earlier of the filing of a Section 83(b) election or upon the release of restrictions on Restricted Stock, and at the time that Restricted Stock Units, Performance Shares or Performance Units are settled by delivering stock or cash to a participant.

New Plan Benefits

     Future benefits under the Plan are not currently determinable. For informational purposes, the table below sets forth the awards payable with respect to the year ended December 31, 2008 and the nine-month period ended September 30, 2009, respectively, under the Plan to each of the current named executive officers, the current executive officers as a group (“Executive Group”), all current directors who are not executive officers as a group (“Non-Executive Director Group”) and all employees, including all current officers who are not executive officers, as a group (“Non-Executive Officer Employee Group”). The proposed amendments would have had no impact on these amounts, had they been in place during the relevant periods.

	Year Ended		Nine Months Ended
	December 31, 2008		September 30, 2009
		Number of		Number of
	Dollar Value	Restricted Stock	Dollar Value	Restricted Stock
Name and Position	($)(1)	(#)(3)	($)(2)	(#)(3)
Guoshen Tu, Chief Executive Officer, Chairman and 5% stockholder	9,098,113	2,053,750	12,347,738	1,729,375
Terence Yap, Chief Financial Officer and Director	3,003,465	677,983	4,017,735	562,708
Executive Group (2 persons named above)	12,101,578	2,731,733	16,365,473	2,292,083
Non-Executive Director Group	69,219	15,625	107,100	15,000
Non-Executive Officer Employee Group	6,942,718	1,567,205	20,378,460	2,854,126

(1) Dollar values are based on the December 31, 2008 closing stock price of $4.43.
(2) Dollar values are based on the September 30, 2009 closing stock price of $7.14.
(3) Represent number of non-vested shares of restricted stock.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PLAN AMENDMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of December 28, 2009, the amount and percentage of our outstanding Common Stock beneficially owned by (i) each person known by us to beneficially own more than 5% of our voting securities, (ii) each executive officer (including a named executive officer), (iii) each of our directors and nominees, and (iv) all of our executive officers and directors as a group. Shares owned as of December 28, 2009 are based upon public filings with the SEC.

     Unless otherwise specified, the address of each of the persons set forth below is in care of China Security & Surveillance Technology, Inc., 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, People’s Republic of China, 518034.

Name & Address of Beneficial Owner	Office, If Any	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Officers and Directors
Guoshen Tu (2)	CEO and Chairman	16,760,435	24.7%
Terence Yap	CFO and director	865,000	1.3%
Runsen Li	Director	44,167	*
Peter Mak	Director	41,667	*
Robert Shiver	Director	21,667	*
All officers and directors as a group (5 persons named above)		17,732,936	26%
5% Security Holders
Whitehorse Technology Limited (3)		11,392,000	16.8%

*Less than 1%

(1)

A total of 67,866,730 shares of our Common Stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1). For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(2)

Includes 11,392,000 shares owned by Whitehorse Technology Limited (“Whitehorse”), of which Mr. Tu is the sole owner, and 10,000 shares owned by Zhiqun Li, who is Mr. Tu’s wife. On January 11, 2008, Whitehorse issued and sold $50,000,000 in aggregate principal amount of Exchangeable Senior Notes due 2012 (the “Whitehorse Notes”) to third party investors not affiliated with us. In connection with this transaction, Whitehorse and Mr. Tu pledged shares of our Common Stock that are directly and indirectly beneficially owned by Whitehorse and Mr. Tu, respectively, to secure the Whitehorse Notes. Please see our Annual Report on Form 10-K for the year ended December 31, 2008 filed on March 5, 2009 and Schedule 13D filed on January 31, 2008 for more details.

(3)	Our CEO and Chairman Guoshen Tu is the sole owner of Whitehorse Technology Limited. Information concerning beneficial ownership was obtained from publicly available filings.

Changes in Control

     There are currently no arrangements which may result in a change in control of the Company.

Securities Authorized for Issuances under Equity Compensation Plans

     The following table includes the information as of December 28, 2009 for each category of our equity compensation plan:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#) (a)	Weighted-average exercise price of outstanding options, warrants and rights ($) (b)	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a) (#) (c)
Equity compensation plans approved by security holders (1)	8,000,000 (1)	Not Applicable (2)	431,878
Equity compensation plans not approved by security holders	-	-	-
Total	8,000,000	Not Applicable(2)	431,878

(1)

On February 7, 2007, our Board of Directors authorized the establishment of the Plan, whereby we are authorized to issue shares of our Common Stock to certain employees, consultants and directors. At that time we reserved 8,000,000 shares of our Common Stock for issuance under the Plan. The Plan, as amended and restated on December 19, 2007, was approved by shareholders at a special meeting of shareholders held on February 1, 2008.

(2)	Through December 28, 2009, we have only made grants of shares of restricted stock. The weighted average grant date fair value of the outstanding awards as of September 30, 2009 was $9.57.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

     The following is a discussion of our executive compensation program and the compensation decisions made for fiscal year 2008 with respect to Guoshen Tu our Chief Executive Officer (referred to as our “CEO”). We refer to these executive officers as the “named executive officers.”

     After the retirement of our former President, Mr. Shufang Yang, as of December 31, 2008, we had three executive officers, Guoshen Tu, our Chief Executive Officer, Terence Yap, our Chief Financial Officer, and Daiyou Qian, our Chief Operating Officer (on January 16, 2009, Mr. Qian resigned from his position as our Chief Operating Officer and was appointed as our Chief Strategy Officer). Currently, the position of President is vacant, and our CEO assumes the responsibilities of that office on an interim basis.

     In 2008, the Compensation Committee accepted recommendations and ideas from senior management and combined with market data to determine the compensation to be paid to the Company’s executive officers. Important determining factors included the Company’s financial and operating performance and prospects, the level of compensation paid to similarly situated executives in comparably sized companies and the contributions made by each of the executive officers to the success of the Company. The compensation committee is responsible for approving and overseeing executive compensation.

     Mr. Tu and Mr. Yap have been involved in the Board’s deliberations regarding executive compensation in the past and have provided recommendations with respect to their and the other executive officers’ compensation. Beginning in 2008 determinations of Mr. Tu’s and Mr. Yap’s compensation have been made solely by our compensation committee, and neither Mr. Tu nor Mr. Yap takes part in any discussions regarding their own respective compensation.

Objectives of our executive compensation program

     An understanding of our executive compensation program begins with an understanding of the objectives the program is intended to serve. These include:

  Offering competitive compensation. We seek to offer a compensation package that is attractive and competitive with the compensation practices of the peer companies with which we compete for talent (these companies are discussed below).

  Rewarding performance. Our compensation program is intended to closely align executive compensation with performance by tying a significant portion of compensation to the achievement of financial and other goals of the Company and the executive’s contributions to the accomplishment of those goals.

  Aligning the interests of our executives with those of our shareholders. A significant portion of the total compensation paid to our top two executive officers is in the form of equity-based compensation. This serves to further align the interests of our executives with those of our shareholders.

     Executive compensation consists primarily of restricted stock grants with four to five year vesting requirements. This reduces the risk of short-term decisions being made at the expense of long-term growth.

How executive compensation is determined

     The role of the Compensation Committee and its consultant, and of management

     The Compensation Committee of independent directors, formed in late 2007, was established to oversee the compensation program for the named executive officers and for the other members of senior management who report to the CEO. The Compensation Committee is assisted in fulfilling its responsibilities by its advisor, James F. Reda and Associates LLC. James F. Reda and Associates is engaged by, and reports directly to, the Compensation Committee. Additional information on the roles of the Compensation Committee, James F. Reda and Associates and management in the process for determining executive compensation is discussed below.

     How the elements of our compensation program were selected

     The Compensation Committee is responsible for determining the elements of our compensation program. In doing so, the Compensation Committee seeks to structure our program in a way that furthers our program objectives of providing a competitive compensation package, promoting our pay-for-performance philosophy and aligning the interests of our executives and shareholders. In structuring the program, the Compensation Committee considered market comparison information provided by James F. Reda and Associates regarding executive compensation practices generally and at selected comparator companies.

     The key compensation elements selected by the Compensation Committee include:

  annual salary;
  annual discretionary bonus (moving to non-discretionary, performance-based in 2009); and
  long-term equity-based compensation, which for 2007 and 2008 was in the form of restricted stock and vests monthly over four to five years.

     The Compensation Committee believes that this combination of salary, cash incentive and equity-based compensation is appropriate to provide a competitive compensation package to our executives based on prevailing market practices. As we continue to develop our compensation programs, it is the fundamental belief of the Compensation Committee to tie a significant portion of target compensation to performance as measured by long-term stock price growth, which the Compensation Committee believes supports our pay-for-performance philosophy and the achievement of our strategic goals. While no specific formula is used to determine the allocation between equity-based and fixed compensation, this emphasis on pay-for-performance resulted in equity-based compensation representing the largest portion of the total target compensation (meaning salary, bonus, and equity-based compensation) of the top two executive officers in fiscal year 2007 and for 2008. Specifically, for fiscal year 2008 and based on the SFAS No. 123(R), grant date fair values of their equity-based compensation awards amounted to 98% of total target compensation for the CEO and 97% of total target compensation for the CFO.

     In addition, the inclusion of equity-based compensation in our program serves to align the interests of the named executive officers with those of our shareholders and promote executive retention.

     The company does not provide any other forms of compensation such as retirement benefits, deferred compensation, termination benefits, perquisites, or change-in-control arrangements.

     The use of market comparison data

     The Comparison Group. The Compensation Committee compares the company’s executive compensation program to that of a group of select comparator companies. This review is done with respect to both the structure of our executive compensation program and target compensation. A significant portion of the comparator group is comprised of China-based technology and communication companies listed on the New York Stock Exchange. Several of these companies are significantly larger than the Company. However, after a careful examination of pay levels and practices at these larger China-based companies, it was determined that executive compensation at these larger companies was not significantly different than smaller companies and did not bias the findings. As reporting at these companies improves, the appropriateness of these companies for assessing market pay will be carefully considered.

     The comparator group used by the Compensation Committee consists of 18 companies that we believe we compete with for executive talent. This group is referred to as the “Comparison Group.” The companies included in the Comparison Group were selected by the Compensation Committee based on the recommendation of James F. Reda and Associates. Information on the pay practices of the Comparison Group is provided by James F. Reda and Associates to the extent such information is available.

     The following companies made up the Comparison Group. For the President and COO positions we included the head of Honeywell’s Automation and Controls Systems division.

Checkpoint Systems Inc	LDK Solar Co Ltd
China Digital TV Holdings Co	NAPCO Security Systems Inc.
China Mobile LTD	Protection One Inc.
China Netcom Group Corp	Qiao Xing Mobile Comm Co. Ltd
China Telecom Corp LTD	Semiconductors Mfg Int’l Corp
China Unicom Ltd	Suntech Power Holdings
Diebold, Incorporated	Trina Solar Ltd
Giant Interactive Group Inc.	Tyco International Ltd
Honeywell International Inc.,	Yingli Green Energy Holding
Automation and Controls Systems

     Compensation Structure and Targets. James F. Reda and Associates conducted a comparison of our executive compensation structure and practices to those of the Comparison Group. This review covered several aspects of compensation, including base salary, target bonus, equity grants, pay targets and performance measures where applicable. The market analysis developed was used in part to determine pay targets for 2008. Additionally, since limited salaries and no bonuses were paid in 2007, the committee believed it was important to make allowances for those circumstances. Accordingly, total pay for 2008 exceeded market medians for Mr. Tu and Mr. Yap, both of whom are critical to the Company’s continued success in the executive of the company strategy.

     Based on its review in 2008, James F. Reda and Associates concluded that the structure of the Company’s proposed compensation program is reasonably consistent with industry practices, particularly with regard to other China-based companies, where equity grants are often a major pay component. However, it was recommended that the proposed exclusive reliance on long term incentives as the sole performance element of pay be adjusted to include short term incentives as well. This will provide the balance between short term and long term incentives necessary to facilitate consistent growth and overall performance.

     Market comparison data is also used in setting compensation target levels for each of the key elements of our program (salary, cash incentive and equity-based compensation) and for the combined total of these elements. For each of the key elements, the Compensation Committee seeks to determine the prevailing competitive range of target compensation based on publicly-available information and the advice of James F. Reda and Associates, with the mid-point of the range being the 75th percentile of the Comparison Group. The Committee is currently targeting total pay near the 75th percentile with the majority of pay in the form of equity. An executive’s actual compensation may be more or less than the target amount set by the Compensation Committee based on the Company’s relative performance, changes in our stock price and other factors.

     We believe the 75th percentile is appropriate for attracting top talent from a very limited talent pool. Targeting the 75th percentile is also consistent with the growth of the company and pace of acquisitions that are unique in the industry. Also, the Compensation Committee believes it is necessary to ensure key executives continue to position the Company into a leadership position in the security and information technology industries and to reward the extra effort required to achieve very aggressive goals.

     Setting compensation targets based on market comparison data is intended to ensure that our compensation practices are competitive with regard to attracting and retaining executive talent. Because each compensation element is reviewed based on available data, which is limited for certain companies, compensation decisions made with respect to one element of compensation do not affect decisions made with respect to other compensation elements. It is also for this reason that no specific formula is used to determine the allocation between cash and equity-based compensation. In addition, because a named executive officer’s compensation target is set by reference to persons with similar duties at the Comparison Group companies, the Compensation Committee does not establish any fixed relationship between the compensation of the CEO and that of any other named executive officer.

The key elements of our executive compensation program

     As was stated earlier, the key elements of our compensation program are salary, an annual cash incentive, and long-term equity-based compensation awards.

     Base salary

     Salaries are based on the executive’s performance, scope of responsibilities and experience, competitive pay practices and tenure. Base salary is intended to provide a fixed, baseline level of compensation that is not contingent upon the Company’s performance, although performance does influence salary adjustments. The Committee’s objective is to pay salaries at the low end of the market so that we might emphasize equity-based compensation. All 2008 salaries are below the market median.

     In early 2008, an extensive review of compensation practices at the Company and in the market was completed and provided a foundation for 2008 salary determinations. Through 2008, the top executives were compensated primarily with equity—salaries have been below market. Salaries were increased to more closely reflect market practice, but are still below the market median.

     Annual Cash Bonus

     It has not been the practice of the Company to pay annual bonuses. However, following the market analysis of James F. Reda and Associates, the Compensation Committee is preparing a new, performance-based, short-term incentive component of pay in 2009 For 2009, bonuses paid to top executives will be based on the achievement of measures such as gross profit, operating margin, net working capital, cash flow, EBITDA, revenue, and earnings per share.

     While bonus targets were met in 2008, the Compensation Committee decided to further align with key executives and managers with longer term incentives through higher equity grants.

     Equity-based long-term incentive awards

     The primary part of our compensation program is long-term equity-based compensation. Historically, the long-term incentive awards made to the named executive officers have consisted of time vested restricted stock. However, the Compensation Committee will be considering performance shares and other types of equity grants that increase the performance element of equity grants. Restricted stock grants made in 2008 were time-vested grants that the Committee has reserved the right to convert to performance vested shares. Performance vesting was not initially included due to the unprecedented volatility of stock markets and uncertain economic outlook. A modification of these grants to include performance-based vesting will be considered in 2010.

     The 2008 award values and total direct compensation for Messrs. Tu and Yap were above the 75th percentile to account for below market salary, annual bonus, and other forms of compensation. All other officers were below the median in long-term incentives and total pay.

     Role of Long-Term Incentive Awards. Specifically, these long-term incentive grants:

  allow us to offer a compensation package that is competitive and enhances our ability to attract and retain executive talent;
  align the interests of our executives with those of our shareholders, thereby encouraging the creation of shareholder value; and
  help establish a direct link between compensation amounts, total shareholder return and company operating performance

     Award Process. In making awards, the Compensation Committee will not issue a targeted number of shares. Instead, in consultation with James F. Reda and Associates and taking into account market comparison data and the executive’s performance, the Compensation Committee will first determine the total dollar value of the award to be granted to the named executive officer.

     The values assigned by the Compensation Committee to the individual equity grants are then translated into a specific number of full share grants such as restricted stock or options to purchase stock, in each case based on the fair market value at the date of the grant. The value ultimately realized from these awards will depend on a number of factors, including our operating performance and movements in our stock price.

     Timing of Equity Awards. The Compensation Committee has not formally adopted a timing policy for the granting of stock options but will be taking up this matter in 2009. Policies to be considered include prohibiting backdating any equity grant, or manipulating the timing of either the public release of information or the grant of an award in order to increase the value of the award. Also under consideration will be fixed dates for annual equity-based compensation awards and any “off-cycle” awards approved by our CEO. The exercise price of any stock option will be at least the closing price of the Company stock or higher on the grant date.

     Awards in Fiscal Year 2008. Restricted stock awards were made in May and November. The long-term incentive awards to the named executive officers are reflected in the “Grants of Plan-Based Awards” table on page 19. The total value of the grants to Messrs. Tu, Yap, and Qian were intended to adjust for low compensation in 2006 and 2007 and to provide a strong retention incentive. These awards are also in recognition of the absence of retirement programs or severance plans.

     In addition, these awards were designed to solidify the ownership positions of Mr. Tu and Mr. Yap as both are vital to the future success of the company at this pivotal time. The Compensation Committee had considered including performance conditions that would trigger vesting upon achievement of certain price hurdles, but determined not to include such conditions at this time.

Other benefits

     At present we do not provide nor do we plan to provide, pension benefits, deferred compensation, life insurance or other benefits to our executive officers. Our philosophy is to have pay based almost exclusively on performance and at levels above market. In other words, by establishing higher levels of risk in pay, the Committee has targeted higher than market pay.

Change in control and employment agreements

     Through 2008 there were no change-in-control agreements or employment agreements of any kind nor are there plans to institute change-in-control agreements or severance agreements.

Compensation Committee Report

      The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

/s/ Compensation Committee
Robert Shiver, Chairman
Runsen Li
Peter Mak

Summary Compensation Table

     The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our named executive officers for services rendered in all capacities during the noted periods.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) Earnings ($)	Option Award s ($)	Non-Equity Incentive Plan Compensation ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Guoshen Tu, CEO and Chairman	2008 2007 2006	$322,108 40,840 15,000	- - -	$1,327,715 206,304 -	- - -	- - -	- - -	- - -	$1,649,823 247,144 15,000
Terence Yap, CFO and Vice Chairman	2008 2007 2006	191,992 153,594 15,000	- - -	962,087 206,304 350,000(2)	- - -	- - -	- - -	- - -	1,154,079 359,898 365,000
Daiyou Qian Chief Strategy Officer	2008 2007 2006	219,619 - -	- - -	99,221 - -	- - -	- - -	- - -	- - -	318,840 - -
Shufang Yang President (retired) (3)	2008 2007	50,468 25,278	- -	247,234 86,854	- -	- -	- -	465,266 -	762,968 112,132

(1)

Amounts shown do not reflect compensation actually received by the named executive officer. The amounts represent the compensation expense recognized by the Company for stock granted to the named executive officers in 2008, 2007 and 2006 calculated in accordance with Statement of Financial Accounting Standards share based payment (revised 2004) (“FAS 123R”). For 2008, the assumptions used to calculate the value of stock awards are set forth under Note 2 of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for fiscal year 2008 filed with the SEC on March 5, 2009. For 2007, the assumptions used to calculate the value of stock awards are set forth under Note 2 of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for fiscal year 2007 filed with the SEC on March 10, 2008. In 2006, the assumptions used to calculate the value of stock awards are set forth under Note 2 of the Notes to Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for fiscal year 2006 filed with the SEC on March 21, 2007. These amounts disregard estimates of forfeitures related to service based vesting conditions. There were no actual forfeitures in 2007.

(2)

Issued pursuant to a consulting service agreement between the Company and Terence Yap in exchange for consulting services valued at $350,000, which were to be provided to the Company from February 8, 2006 to February 7, 2009. The agreement terminated on February 7, 2009.

(3)

Mr. Yang retired as of May 7, 2008. He received less than $100,000 in 2006. Mr. Yang continues to serve as a consultant to the Company and the restricted stock he held at the time of retirement continue to vest in equal monthly installment through the reminder of the term. The amount shown under “All Other Compensation” does not reflect compensation actually received by him but compensation expense recognized by the Company, as described in Note (1) above.

Grants of Plan-Based Awards

     The following table sets forth information regarding equity grants to named executive officers during the year ended December 31, 2008:

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stocks or Units 1 (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Options Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Guoshen Tu	Nov. 7, 2008	-	-	-	-	-	-	2,000,000	-	-	$17,700,000
Terence Yap	Nov. 7, 2008	-	-	-	-	-	-	600,000	-	-	$5,310,000
Daiyou Qian	May 12, 2008	-	-	-	-	-	-	35,000	-	-	$653,100
Shufang Yang	-	-	-	-	-	-	-	-	-	-	-

(1) The grant of shares of restricted stock to the named executive officers was made pursuant to our equity incentive plan. The restricted stock vests monthly in equal installments over five years for Messrs. Tu and Yap, and four years for Mr. Qian.

Outstanding Equity Awards at Fiscal Year End

     The following table sets forth the equity awards outstanding at December 31, 2008 for each of our named executive officers. Values are based on the December 31, 2008 closing stock price of $4.43.

Name	OPTION AWARDS					STOCK AWARDS
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	"Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Guoshen Tu	-	-	-	-	-	2,053,750	$9,098,113	-	-
Terence Yap	-	-	-	-	-	677,983	$3,003,465	-	-
Daiyou Qian	-	-	-	-	-	29,896	$132,439	-	-
Shufang Yang	-	-	-	-	-	70,833	$313,792	-	-

Option Exercises and Stock Vested

     The following table sets forth information regarding options exercised and stock vested for each of our named executive officers during the year ended December 31, 2008:

Name	OPTION AWARDS		STOCK AWARDS
	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Guoshen Tu	-	-	65,833	$618,804
Terence Yap	-	-	42,500	$506,804
Daiyou Qian	-	-	5,104	$74,069
Shufang Yang	-	-	25,000	$353,167

Employment Agreements

     We do not have employment agreements or termination agreements of any type with any of our executive officers, other than the consulting agreement with Terence Yap, which as discussed above expired in February 2009.

Potential Payments Upon Termination of Employment or Change of Control

     The Company does not have change-in-control arrangements with any of its executive officers, and the Company is not obligated to pay severance or other enhanced benefits to executive officers upon termination of their employment.

     The 2007 Plan provides for the acceleration of vesting if a successor corporation does not assume or substitute outstanding stock awards. Upon a change of control, all unvested options and stock appreciation rights will become fully vested and exercisable, and all restricted stock units, performance units, performance shares and restricted stock will become fully vested and payable. Accelerated vesting occurs with respect to all equity-based compensation awards granted by the Company, and not just those granted to the named executive officers. In addition, no termination of employment is required to accelerate vesting.

     The following table reflects the intrinsic value of unvested restricted stock that would be accelerated assuming a change in control occurred on December 31, 2008. Our named executive officers are not entitled to any payments upon a termination of employment.

Name	Value of Accelerated Stock ($)	Total ($)
Guoshen Tu	$9,098,113	$9,098,113
Terence Yap	$2,999,479	$2,999,479
Daiyou Qian	$132,439	$132,439

Non-Management Directors’ Compensation

     The Board believes that providing competitive compensation is necessary to attract and retain qualified non-management directors. The key elements of the Company’s non-management director compensation are a cash retainer, committee chairman fees, and equity-based compensation and meeting fees. The Company reimburses non-management directors for travel and other business expenses incurred in the performance of their services for the Company. Directors are also reimbursed for attending director education courses.

     Each director has actively assisted management in executing its ambitious growth strategy. Director compensation has been primarily in the form of equity. As the company absorbs numerous acquisitions and solidifies its position in the marketplace, director pay will recede. In 2009, restricted stock grants for directors were reduced to $113,000 in grant value per independent director, a 55% to 58% decline from 2008 grant values.

     Our non-management directors are entitled to an annual retainer, consisting of (i) a cash retainer and (ii) stock grant. In addition, they receive cash fees for serving on committees of our Board of Directors.

     Based on an analysis of director compensation paid by the Comparison Group, the Board approved the following compensation structure for non-management directors in 2008. This compensation structure remains effective for 2009.

2008 NON-MANAGEMENT DIRECTOR COMPENSATION PROGRAM

	Retainer	Meeting Fee
Board
Annual Cash	As currently provided[1]	$0
Annual Equity	To be determined[2]	$0

Audit Committee
Chairman	$17,500	$2,000
Member	$10,000	$1,500
Compensation Committee
Chairman	$14,000	$1,500
Member	$7,500	$1,000

Nominating & Gov. Committee
Chairman	$12,000	$1,500
Member	$5,000	$1,000

(1)	Annual cash retainer varies by director as follows: Runsen Li-$41,072, Peter Mak-$120,000, Robert Shiver-$50,000.

(2)

Restricted stock grants in fiscal 2008 as follows: Runsen Li-14,167 shares, Peter Mak-11,667 shares, Robert Shiver-11,667 shares, with grant date values of $264,674, $249,674 and $249,674, respectively.

     The Board believes that this fee structure recognizes our directors’ key role in driving our international growth and for the work required on each of the three committees the directors serve.

     The following table sets forth the total compensation earned by the non-management directors during fiscal year ended December 31, 2008:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)[1]	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)[2]	Total ($)
Runsen Li	41,072	365,917	-	-	-	44,000	450,989
Peter Mak	120,000	336,138	-	-	-	46,000	502,138
Robert Shiver	50,000	336,138	-	-	-	44,500	430,638

(1)	The restricted stock vests in equal monthly installments over one year.

(2)	Other compensation consists of fees received for serving on Board committees.

Compensation Committee Interlocks and Insider Participation

     All current members of the Compensation Committee are independent directors, and all past members were independent directors at all times during their service on such Committee. None of the past or present members of our Compensation Committee are present or past employees or officers of ours or any of our subsidiaries. No member of the Compensation Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or Compensation Committee.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

     We file annual, quarterly and current reports and other information with the SEC. The annual reports include our audited financial statements and the quarterly reports include our unaudited financial statements. You may read and copy any reports, statements or other information that we file at the SEC’s public reference room, which is located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. Copies of our filings can also be accessed through the SEC’s web site at http://www.sec.gov. Our Common Stock is listed on the NYSE under the symbol “CSR.” Reports and other information concerning us may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005. You may also request a copy of our filings, including documents incorporated by reference in this proxy statement as described below, without charge, by contacting our Secretary, c/o China Security & Surveillance Technology, Inc. at 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, People’s Republic of China, 518034.

     You should rely only on the information contained or incorporated by reference in this proxy statement to vote your Common Stock at the special meeting. We have not authorized anyone to provide you with information that is different from what is contained or incorporated by reference in this proxy statement. This proxy statement is dated December 30, 2009. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, or, with respect to information incorporated by reference from reports or documents filed with the SEC, as of the date such report or document was filed.

SHAREHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING

     If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Corporate Secretary of China Security & Surveillance Technology, Inc. at 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, People’s Republic of China, 518034, no later than the close of business on December 31, 2009. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

DISSENTERS’ RIGHTS

     We were formed under the laws of the State of Delaware. Under those laws, dissenters’ rights are not available to holders of our Common Stock with respect to the matters to be voted on at the special meeting.

OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the special meeting other than the Plan Amendment Proposal. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

December 30, 2009	By Order of the Board of Directors

/s/ Samuel Lo
Samuel Lo
Secretary

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 3, 2010

This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned stockholder of CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC., a Delaware corporation (the “Company”), acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, dated December 30, 2009, and hereby constitutes and appoints Mr. Guoshen Tu, the Company's Chairman and Chief Executive Officer, and Mr. Terence Yap, the Company's Chief Financial Officer, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on February 3, 2010, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

     The undersigned hereby instructs said proxies or their substitutes:

1.

Approve the amendment to the Company’s 2007 Equity Incentive Plan to increase the number of shares of common stock issuable thereunder from 8,000,000 to 12,000,000, and to extend the term of the Plan to February 7, 2017.

FOR ☐	AGAINST ☐	ABSTAIN ☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2007 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE THEREUNDER FROM 8,000,000 TO 12,000,000 AND TO EXTEND THE TERM OF THE PLAN TO FEBRUARY 7, 2017. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

I (we) acknowledge receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement dated December 30, 2009, and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name ________________________________________
Name (if joint) _________________________________
Date ________, 2010
Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.

Appendix A

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.

AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN

AMENDED AND RESTATED

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.

2007 EQUITY INCENTIVE PLAN

1.      Purposes of the Plan. The purposes of this Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company's business. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares. The Administrator may only award or grant those Awards that either comply with the applicable requirements of Code Section 409A, or do not result in the deferral of compensation within the meaning of Code Section 409A.

2.      Definitions. As used herein, the following definitions will apply:

"Administrator" means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4.

"Applicable Laws" means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

"Award" means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

"Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

"Board" means the Board of Directors of the Company.

"Change in Control" means the occurrence of any of the following events:

(i)      Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; provided however, that for purposes of this subsection (i) any acquisition of securities directly from the Company shall not constitute a Change in Control; or

(ii)     The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

(iii)    A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)    The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

"Code" means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

"Committee" means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

"Common Stock" means the common stock of the Company.

"Company" means China Security & Surveillance Technology, Inc., a Delaware corporation, or any successor thereto.

"Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

"Director" means a member of the Board.

"Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than ISOs, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

"Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute "employment" by the Company.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

(i)     If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)     If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

2

(iii)    In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

"Fiscal Year" means the fiscal year of the Company.

"Grant Date" means, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

"ISO" means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

"NSO" means an Option that by its terms does not qualify or is not intended to qualify as an ISO.

"Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

"Option" means a stock option granted pursuant to the Plan.

"Optioned Stock" means the Common Stock subject to an Award.

"Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

"Participant" means the holder of an outstanding Award.

"Performance Share" means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

"Performance Unit" means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

"Period of Restriction" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

"Plan" means this 2007 Equity Incentive Plan.

"Restricted Stock" means Shares issued pursuant to a Restricted Stock award under Section 7.

"Restricted Stock Unit" means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

"Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

3

"Section 16(b)" means Section 16(b) of the Exchange Act. "Service Provider" means an Employee, Director or Consultant. "Share" means a share of the Common Stock, as adjusted in accordance with Section 13.

"Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

"Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

"Ten Percent Owner" means any Service Provider who is, on the grant date of an ISO, the owner of Shares (determined with application of ownership attribution rules of Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries.

3.      Stock Subject to the Plan.

(a)     Stock Subject to the Plan. Subject to the provisions of Section 13, the maximum aggregate number of Shares that may be issued under the Plan is twelve million (12,000,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)     Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited in whole or in part to the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or unissued Shares) which were subject to the Award will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only Shares actually issued pursuant to an SAR will cease to be available under the Plan; all remaining Shares subject to the SARs will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares withheld by the Company to pay the exercise price of an Award or used to satisfy tax withholding obligations with respect to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

(c)     Limitations

(i)      Subject to the provisions of Section 13, not more than an aggregate of 12,000,000 Shares shall be available for issuance pursuant to grants of Restricted Stock under the Plan.

(ii)     Subject to the provisions of Section 13, not more than 2,500,000 Shares (or for Awards denominated in cash, the Fair Market Value of 2,500,000 Shares on the Grant Date), may be made subject to Awards under the Plan to any individual Participant in the aggregate in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Code Section 162(m).

4

(iii)    Subject to the provisions of Section 13, to the extent consistent with Section 422 of the Code, not more than an aggregate of 12,000,000 Shares may be issued under ISOs.

(d)     Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.      Administration of the Plan.

(a)     Procedure. The Plan shall be administered by the Board or a committee or committees (including subcommittees) appointed by, and consisting of two or more members of, the Board. If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code; (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act; and (c) "independent directors" as contemplated by the listing requirements for any stock exchange on which Shares are listed. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible Participants to different committees consisting of two or more members of the Board, subject to such limitations as the Board or the Plan Administrator deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with Applicable Laws, the Board may authorize one or more senior executive officers of the Company to grant Awards to designated classes of eligible employees within the limits prescribed by the Board.

(b)     Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)     to determine the Fair Market Value;

(ii)    to select the Service Providers to whom Awards may be granted hereunder;

(iii)   to determine the number of Shares to be covered by each Award granted hereunder;

(iv)   to approve forms of agreement for use under the Plan;

(v)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)   to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including the right to construe disputed or doubtful Plan and Award provisions;

(vii)   to prescribe, amend and rescind rules and regulations relating to the Plan;

(viii)  to modify or amend each Award (subject to Section 17(c)), including the discretionary authority to extend the post-termination exercisability period of Awards, to the extent that such period can be extended without causing an award to become subject to Code Section 409A;

5

(ix)    to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 14;

(x)     to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator; and

(xi)    to make all other determinations deemed necessary or advisable for administering the Plan.

(c)     Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards. Any decision or action taken or to be taken by the Administrator, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by applicable law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be final, binding and conclusive upon the Company, all Participants and any person claiming under or through any Participant.

5.      Eligibility. NSOs, Restricted Stock, Restricted Stock Units, SARs, Performance Units and Performance Shares may be granted to Service Providers. ISOs may be granted only to Employees.

6.      Stock Options.

(a)     Grants. Subject to the terms and provisions of the Plan, Options may be granted to Service Providers at any time as determined by the Administrator in its sole discretion. For purposes of the foregoing sentence, Service Providers shall include prospective employees or consultants to whom options are granted in connection with written offers of employment or engagement of services, respectively, with the Company; provided that no option granted to a prospective employee or consultant may be exercised prior to the commencement of employment or services with the Company. The Administrator may grant ISOs, NSOs or any combination of the two.

(b)    Limitations. Each Option will be designated in the Award Agreement as either an ISO or an NSO. Notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), Options will be treated as NSOs. For purposes of this Section 6(a), ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(c)     Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be no less than the Fair Market Value per Share on the Grant Date, except that in the case of an ISO granted to a Ten Percent Owner, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date.

(d)     Term of Options. The term of each Option will be stated in the Award Agreement. Unless terminated sooner in accordance with the remaining provisions of this Section 6, each Option shall expire either five (5) years after the Grant Date, or after a shorter term as may be fixed by the Board.

(e)     Exercise Date. Each Award Agreement shall specify how and when shares covered by a Stock Option may be purchased. The Award Agreement may specify waiting periods, the dates on which Options become exercisable or "vested" and, subject to the termination provisions of this section, exercise periods. The Administrator may accelerate the exercisability of any Option or portion thereof.

6

(f)     Exercise of Option. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with an applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan (together with an applicable withholding taxes). Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13.

(g)     Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an ISO, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i)     cash;

(ii)    check;

(iii)    to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note;

(iv)   other Shares, provided Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised;

(v)     to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, consideration received by the Company under a cashless exercise program;

(vi)    any combination of the foregoing methods of payment; or

(vii)   such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(h)     Termination of Options. An Option may terminate prior to the end of the term specified in an Award Agreement as follows:

(i)     Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will be forfeited and revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will be forfeited and revert to the Plan.

7

(ii)     Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will be forfeited and revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will be forfeited and revert to the Plan.

(iii)    Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant's death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will be forfeited and revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will be forfeited and revert to the Plan.

7.      Restricted Stock.

(a)     Grant. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)     Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c)     Transferability. Except as provided in this Section, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)     Period of Restriction. The Administrator, in its sole discretion, may impose such conditions on the vesting of Shares of Restricted Stock as it may deem advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. All restrictions imposed on Restricted Stock shall lapse and the Period of Restriction shall end upon the satisfaction of vesting conditions imposed by the Administrator. The Administrator may, in its discretion, also provide for such complete or partial exceptions to an employment restriction as it deems equitable.

8

(e)     Removal of Restrictions. Except as otherwise provided in this Section, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)     Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)     Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator determines otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)     Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will be forfeited and revert to the Company and again will become available for grant under the Plan.

8.      Restricted Stock Units.

(a)     Grant. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)     Vesting Criteria and Other Terms. The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. The Administrator will determine the other terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units and the form of payout, which, subject to Section 8(d), may be left to the discretion of the Administrator.

(c)     Earning Restricted Stock Units. Upon satisfaction of the applicable vesting conditions, the Participant shall be entitled to receive a payout at such time as the Administrator determines. At any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)     Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Restricted Stock Units that are fully paid in cash will not reduce the number of Shares available for issuance under the Plan.

(e)     Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

9

9.      Stock Appreciation Rights.

(a)     Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)     Number of Shares. The Administrator will have complete discretion to determine the number of SARs granted to any Service Provider.

(c)    Exercise Price and Other Terms. The per Share exercise price for the exercise of an SAR will be no less than the Fair Market Value per Share on the Grant Date. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the other terms and conditions of SARs granted under the Plan.

(d)    Award Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)    Expiration of SARs. An SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

(f)     Payment of SAR Amount. Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)    The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)   The number of Shares with respect to which the SAR is exercised.

(g)    Form of Payment. At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10.      Performance Units and Performance Shares.

(a)     Grant of Performance Units and Performance Shares. Performance Units or Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)    Value of Performance Units and Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the Grant Date. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the Grant Date.

(c)     Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the "Performance Period." Each Award of Performance Units or Performance Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

10

(d)     Earning of Performance Units and Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved.

(e)     Form and Timing of Payment of Performance Units or Shares. Payment of earned Performance Units or Performance Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)     Cancellation of Performance Units and Performance Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11.     Leaves of Absence/Transfer Between Locations.

Unless the Administrator provides otherwise or as required by Applicable Law, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. An Employee will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of ISOs, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave any ISO held by the Participant will cease to be treated as an ISO and will be treated for tax purposes as an NSO.

12.     Transferability of Awards.

Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13.     Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)     Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, the numerical Share limit in Section 3.

(b)     Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

11

(c)     Change in Control. In the event of a merger or Change in Control, any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.

In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of an SAR upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or SAR or upon the payout of a Restricted Stock Unit, Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Restricted Stock Units and Performance Units, the number of implied shares determined by dividing the value of the Restricted Stock Units and Performance Units, as applicable, by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

14.     Tax Withholding.

(a)     Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

12

(b)    Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15.    No Effect on Employment or Service.

Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

16.    Term of Plan.

The Plan will terminate on February 7, 2017.

17.    Amendment and Termination of the Plan.

(a)    Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)    Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)    Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

18.     Conditions Upon Issuance of Shares.

(a)     Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)     Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

13

19.     Inability to Obtain Authority.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

20.    Repricing Prohibited; Exchange And Buyout Of Awards. The repricing of Options or SARs is prohibited without prior stockholder approval. The Administrator may authorize the Company, with prior stockholder approval and the consent of the respective Participants, to issue new Option or SAR Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Administrator may at any time buy from a Participant an Option previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Administrator and the Participant shall agree.

21.    Governing Law. The Plan and all Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

22.     Effective Date. The Plan's effective date is the date on which it is adopted by the Board, so long as it is approved by the Company's shareholders at any time within 12 months of such adoption. Upon approval of the Plan by the shareholders of the Company, all Awards issued pursuant to the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Company had approved the Plan on the Effective Date. If the shareholders fail to approve the Plan within one year before or after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

Adopted by the Board of Directors on December 29, 2009.

14